DEBT TO RELATED PARTIES	12 Months Ended
Dec. 31, 2017
Convertible Notes Payable [Abstract]
DEBT TO RELATED PARTIES
NOTE 10 – DEBT TO RELATED PARTIES

Convertible notes payable to a related party

In May 2014, the Company entered into an arrangement with an entity related to its main shareholder, which replaced all previous arrangements between the parties, to provide it with up to $37,000 in revolving loans through December 2016. The term of the arrangement can be automatically extended for four additional six-month periods at the option of the holder. All outstanding borrowings from previous arrangements were applied to the borrowing capacity of the new arrangement. Loans received under the arrangement bear interest, which is compounded semi-annually and payable at maturity, at the interest rate charged by the Company’s European commercial bank (LIBOR plus 6% for U.S. dollar-denominated loans and the base rate plus 2% for Euro-denominated loans). The arrangement is secured by a 26% interest in one of the Company's European subsidiaries. In connection with the arrangement, the holder was granted an option to convert outstanding notes payable (including accrued interest) under the arrangement into the Company's common stock at a price of $1.50 per share. The Company determined that the new arrangement did not represent a substantive modification and, therefore, it was not necessary to evaluate whether the conversion feature qualified as a free-standing derivative instrument or contained any intrinsic value which would be considered beneficial.

In October 2015, the Supervisory Board of Directors approved to reduce the convertible price of the unpaid interest from $1.50 per share to $0.75 per share. In addition, the loan period was extended until January 1, 2018. The terms of the arrangement can be automatically extended for four additional six months periods at the option of the holder. The Company determined that the new arrangement did not represent a substantive modification and therefore it was not necessary to evaluate whether the conversion feature qualifies as a free-standing derivative instrument or contained any intrinsic value which would be considered beneficial.

In September 2016, the Supervisory Board of Directors approved an increase in the interest rate of the loan from the entity related to the main shareholder, by one percent, retroactively for the whole period of the loan. The Company determined that the new arrangement did not represent a substantive modification and therefore it was not necessary to evaluate whether the conversion feature qualifies as a freestanding derivative instrument or contained any intrinsic value, which would be considered beneficial. The interest recognized in 2016 regarding increase of the previous years interest rate totaled $1,159.

In December 2016, the entity related to the main shareholder converted $5,429 accrued interest into 7,238,302 shares at a price of $0.75 per share.

In December 2017 the loan period was extended until January 1, 2019. The terms of the arrangement can be automatically extended for four additional six months periods at the option of the holder.

The Company’s weighted average interest during the years ended December 31, 2017, 2016 and 2015 is 7.27%, 7.05% and 5.99%, respectively.

At December 31, 2017 and 2016, convertible notes payable to a related party consist of $24,977 and $25,078, respectively, in principal and $12,612 and $9,433, respectively, in accrued interest. Interest expense related to these notes is $2,706, $4,171 and $2,601 for the years ended December 31, 2017, 2016 and 2015, respectively .

Loan from related party

In March 2017, the Company signed a loan agreement with a related party, to provide the Company a loan of $2,000 for up to one year bearing 7% interest per year. In December 2017 the Company repaid $700 against the loan. The Company incurred interest expenses regarding this loan of $109 for the year ended December 31, 2017, which is included in the loan balance at December 31, 2017.